SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                        Date of Report: NOVEMBER 3, 2003
                        (Date of earliest event reported)





                         PRINCIPAL FINANCIAL GROUP, INC.
             (Exact name of registrant as specified in its charter)


       DELAWARE                       1-16725                    42-1520346
(State or other jurisdiction    Commission file number        (I.R.S. Employer
  of incorporation)                                       Identification Number)


                     711 HIGH STREET, DES MOINES, IOWA 50392
                    (Address of principal executive offices)


                                 (515) 247-5111
              (Registrant's telephone number, including area code)

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

ITEM 7.  EXHIBITS

99.1     Press Release of Principal Financial Group, Inc. dated November 3,
         2003.

ITEM 9.  REGULATION FD DISCLOSURE.

         On November 3, 2003, Principal Financial Group, Inc. issued a press release clarifying inaccurate statements included in a Barron's article published on the same date. A copy of the press release is attached hereto as
Exhibit 99.1.









                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            PRINCIPAL FINANCIAL GROUP, INC.


                                            By:       /S/ THOMAS J. GRAF
                                           -------------------------------------
                                            Name: Thomas J. Graf
                                            Title:  Senior Vice President -
                                                    Investor Relations



Date:  November 3, 2003

                                                                    Exhibit 99.1
FOR RELEASE:  On receipt, November 3, 2002
CONTACT:      Media:  Tina Marchetti, 515-248-0065, marchetti.tina@principal.com
              Investors:  Tom Graf, 515-235,9500, graf.tom@principal.com

THE PRINCIPAL FINANCIAL GROUP CLARIFIES BARRON'S ARTICLE


(Des Moines, Iowa) - The Principal Financial Group, Inc. (NYSE: PFG) announced today that a Barron's story dated Monday, Nov. 3, 2003, quoted J. Barry Griswell, chairman, president and chief executive officer, saying "the third quarter was outstanding." This was an error. Griswell was referring to the second quarter. The company will release third quarter results after the market closes today, and expects to slightly exceed First Call consensus estimates for third quarter operating earnings.

ABOUT THE PRINCIPAL FINANCIAL GROUP

The Principal Financial Group(R) (The Principal (R))1 is a leader in offering businesses, individuals and institutional clients a wide range of financial products and services, including retirement and investment services, life and health insurance and mortgage banking through its diverse family of financial services companies. More employers choose the Principal Financial Group for their 401(k) plans than any other bank, mutual fund, or insurance company in the United States2. A member of the Fortune 500, the Principal Financial Group has
$128.0 billion in assets under management3 and serves some 14.8 million customers worldwide from offices in Asia, Australia, Europe, Latin America and the United States. Principal Financial Group, Inc. is traded on the New York Stock Exchange under the ticker symbol PFG. For more information, visit WWW.PRINCIPAL.COM.

                                      # # #




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1 "The Principal  Financial  Group" and "The  Principal" are registered  service marks of Principal Financial Services, Inc., a member of the Principal Financial Group.

2 CFO Magazine, April/May 2003, based on total plans served in 2002 by insurance companies, banks and investment firms.

3 As of June 30, 2003